                     DW INTERMEDIATE TERM US TREASURY TRUST

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                            WITHOUT WAIVED EXPENSES

                                    02/28/97

                               6
YIELD = 2 { [ ((a-b) /cd)  +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
            d = The maximum offering price per share on the last
                day of the period


                                                            6
YIELD = 2 { [ ((10,356.72 - 574.38) /202,866.797 X 9.71) +1] -1}

                      =               6.03%

                     DW INTERMEDIATE TERM US TREASURY TRUST

                   SCHEDULE OF COMPUTATION OF YIELD QUOTATION

                              WITH WAIVED EXPENSES

                                    02/28/97

                               6
YIELD = 2 { [ ((a-b) /cd)  +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
            d = The maximum offering price per share on the last
                day of the period


                                                              6
YIELD = 2 { [ ((10,356.72 - 15,335.06) /202,866.797 X 9.71) +1] -1}

                      =                -3.01%

                    SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
		      DEAN WITTER INTERMEDIATE-TERM US TREASURY TRUST




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

			 _			                _
			|        ______________________ |
FORMULA:       		|       |              |
			|  /\ n |             EV        |
		   t  =	|    \  |	 ------------   |  - 1
			|     \ |	       P       |
			|      \|              |
			|_                     _|

			    EV
		  TR  =	----------	  - 1
			     P


	  t = AVERAGE ANNUAL COMPOUND RETURN
	  n = NUMBER OF YEARS
	 EV = ENDING VALUE
	  P = INITIAL INVESTMENT
	 TR = TOTAL RETURN


				                 (B)			                                     (A)
  $1,000 	         EV AS OF		TOTAL	                    NUMBER OF 		        AVERAGE ANNUAL
INVESTED - P             28-Feb-97		RETURN - TR	            YEARS - n		        COMPOUND RETURN - t
--------------	        -----------		-----------		-----------------		----------------
  29-Feb-96	         $1,034.20	            3.42%	               1.0000	                       3.42%

  28-Sep-95	         $1,046.90	            4.69%	               1.4209	                       3.28%



(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

			 _                			   _
			|        ______________________  |
FORMULA:       		|       |           |
			|  /\ n |           EVb       |
		tb =	|    \  |      ------------- |  - 1
			|     \ |	    P       |
			|      \|           |
			|_                   _|


	 tb = AVERAGE ANNUAL COMPOUND RETURN
	      (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER) n = NUMBER OF YEARS
	EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
	      ASSUMED BY FUND MANAGER)
	  P = INITIAL INVESTMENT


					                               (C)
  $1,000 		EVb AS OF		NUMBER OF 		AVERAGE ANNUAL 		TOTAL
INVESTED - P            28-Feb-97		YEARS - n		COMPOUND RETURN - tb	RETURN - TR
------------           -----------		-----------		--------------------	------------------
 29-Feb-96	        $1,002.20	           1.0000	               0.22%	                0.22%

 28-Sep-95	          $991.90	           1.4209	              -0.57%	               -0.81%



(D)	GROWTH OF $10,000
(E)	GROWTH OF $50,000
(F)	GROWTH OF $100,000


FORMULA:	G = (TR+1)*P
         	G = GROWTH OF INITIAL INVESTMENT
	        P = INITIAL INVESTMENT
               TR = TOTAL RETURN SINCE INCEPTION


$10,000		TOTAL		 (D)  GROWTH OF	             (E)  GROWTH OF	      (F)  GROWTH OF
INVESTED - P	RETURN - TR	 $10,000 INVESTMENT- G	     $50,000 INVESTMENT- G  $100,000 INVESTMENT- G
------------	-----------	 ---------------------	     ---------------------  ----------------------
 28-Sep-95	    4.69	          $10,469	             $52,345	            $104,690

